UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 27, 2016

Commission File Number: 001-35768

WASHINGTONFIRST BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA	26-4480276
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
11921 Freedom Drive, Suite 250, Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 840-2410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This report on Form 8-K/A of WashingtonFirst Bankshares, Inc. (the “Company”) amends the Company’s Current Report on Form 8-K (“Initial Report”) filed with the Securities and Exchange Commission on April 28, 2016 and corrects the number of shares voted in person or by proxy.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 27, 2016, WashingtonFirst Bankshares, Inc. (the “Company”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”). The shareholders (i) elected seven directors for a term expiring at the 2019 Annual Meeting of Shareholders and one director for a term expiring at the 2018 Annual Meeting of Shareholders; (ii) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers. As of the close of business on March 3, 2016, the record date for the Annual Meeting, 10,400,534 shares of the common stock of the Company were outstanding and entitled to vote. At the Annual Meeting, a total of 7,643,087 of the outstanding shares of common stock entitled to vote were represented in person or by proxy.
Proposal 1. The directors elected to the Company’s Board for terms that expire at the 2019 Annual Meeting of Shareholders, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Shaza L. Andersen	5,262,229	192,018	2,188,840
Charles E. Andrews	4,924,471	529,776	2,188,840
Stephen M. Cumbie	5,262,874	191,373	2,188,840
Donald W. Fisher, Ph.D.	4,922,909	531,338	2,188,840
Kenneth Morrissette	5,260,696	193,551	2,188,840
Randall S. Peyton, M.D.	5,261,312	192,935	2,188,840
William G. Reilly	5,262,874	191,373	2,188,840

The director elected to the Company’s Board for a term that expires at the 2018 Annual Meeting of Shareholders, as well as the number of votes cast for, votes withheld and broker non-votes with respect to the director, are set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Caren D. Merrick	5,220,319	233,928	2,188,840
Proposal 2. The Company’s shareholders ratified the appointment of BDO USA, LLP as the Company’s independent registered accountant for the year ending December 31, 2016:

For	Against	Abstain	Broker Non-Votes
7,632,903	5,259	4,925	—

Proposal 3. The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
4,985,836	449,418	18,993	2,188,840

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
WASHINGTONFIRST BANKSHARES, INC.

May 9, 2016	/s/ Richard D. Horn
Date	Richard D. Horn
General Counsel and Secretary